Convertible Notes	12 Months Ended
Dec. 31, 2025
Convertible Notes [Abstract]
CONVERTIBLE NOTES

14. CONVERTIBLE NOTES

On December 10, 2025, the Company entered into a securities purchase agreement with JAK Mobility Ventures II LLC (“JAK”, “the investor”), under which the Company may issue, and JAK may purchase, convertible notes (the “Notes”) in an aggregate principal amount of up to $80 million, in multiple closings, subject to certain conditions. The initial closing occurred on December 10, 2025, at which time the Company issued a convertible note with a principal amount of $8.5 million. After deducting the original issue discount and transaction costs, the Company received net proceeds of approximately $7.14 million.

The Notes mature two years after issuance, bear no interest, and rank pari passu with all other Notes. Upon an Event of Default, the Notes accrue interest at 14% per annum. The Notes are convertible, in whole or in part at any time after issuance, into conversion shares in an amount equal to the (i) product of the principal being converting and 110%, divided by (ii) the lower of (A) the closing price on the day prior to the issuance date and (B) the greater of (I) 90% of the lowest daily VWAP (as defined in the Securities Purchase Agreement) during the 10 Trading Days (as defined in the Securities Purchase Agreement) prior to conversion and (II) the Floor Price (as defined in the Securities Purchase Agreement). The Initial Note matures on December 10, 2027 and has an initial conversion price of US$0.58 per Class B ordinary share.

Proceeds from the Notes are to be used for general corporate purposes and working capital, with up to $1.0 million available for debt repayment, share repurchase, or litigation settlement. The Company also agreed to customary restrictions on issuing additional equity or entering into certain subsequent placements during the covenant period.

The Company has elected to recognize the convertible note at fair value and therefore there was no further evaluation of embedded features for bifurcation. The Company engaged third party valuation firm to perform the valuation of convertible note. The fair value of the convertible note is calculated using the Scenario-based Discounted Cash Flows with Monte Carlo Simulation Model (the “Monte Carlo Model”). The major assumptions used in the Monte Carlo Model are as follows:

	December 10, 2025	December 31, 2025
Risk-free interest rate	3.5981%	3.5656%
Expected life	2 years	1.94 years
Share price	$0.57	$0.31
Volatility	65.55%	65.98%
Conversion Multiple Threshold	1.17x	1.17x

Sensitivity Analysis of Convertible Notes

The fair value of the convertible notes is subject to changes in certain key assumptions, among which the conversion multiple threshold is one of the most significant unobservable inputs.

The conversion multiple threshold represents management’s estimate of the level at which conversion is economically rational and directly impacts the probability and timing of conversion events.

The following table presents a sensitivity analysis of the fair value of the convertible notes as of December 10, 2025 and December 31, 2025, assuming changes in the conversion multiple threshold while all other inputs are held constant. The sensitivity range reflects management’s reasonably possible variation in this unobservable input based on internal estimates and market comparables. Amounts are presented in thousands.

	1.10x	1.17x	1.20x
As of December 10, 2025	10,613	11,124	11,415
As of December 31, 2025	10,478	11,126	11,415